Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Heckmann Corporation

We have audited the accompanying balance sheet of Heckmann Corporation (a corporation in the development stage) (the “Company”) as of November 16, 2007, and the related statements of operations, stockholders’ equity and cash flows for the period from May 29, 2007 (inception) to November 16, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heckmann Corporation as of November 16, 2007, and the results of its operations and its cash flows for the period from May 29, 2007 (inception) to November 16, 2007 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Diego, California

November 16, 2007

HECKMANN CORPORATION

(a corporation in the development stage)

BALANCE SHEET

November 16, 2007

Assets
Current assets:
Cash	$892,222
Cash held in trust account	428,071,040

Total current assets	428,963,262

Total assets	$428,963,262

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$679,766
Accrued expenses	4,225
Deferred underwriting fees	19,482,048

Total current liabilities	20,166,039

Common Stock subject to possible redemption; 16,235,039 shares at $7.91 per share	128,419,158
Stockholders’ equity:
Preferred Stock—$0.001 par value; 1,000,000 shares authorized; no shares issued or outstanding	—
Common Stock—$0.001 par value; 250,000,000 shares authorized; 67,646,800 issued and outstanding	67,647
Additional paid-in capital	280,331,349
Deficit accumulated during the development stage	(20,931)

Total stockholders’ equity	280,378,065

Total liabilities and stockholders’ equity	$428,963,262

See accompanying notes.

HECKMANN CORPORATION

(a corporation in the development stage)

STATEMENT OF OPERATIONS

Period from May 29, 2007 (inception) to November 16, 2007
Operating Expenses
Professional services	$15,000
Formation costs	2,000

17,000
Interest income	221
Interest expense	(4,152)

Net loss	$20,931

Loss per common share
Basic and diluted	$—

Average common shares outstanding:
Basic and diluted	14,691,473

See accompanying notes.

HECKMANN CORPORATION

(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage
	Shares	Amount			Total
Balance at May 29, 2007 (inception)	—	$—	$—	$—	$—
Initial capital from founding stockholders	14,375,000	14,375	57,500	—	71,875
Sale of 54,116,800 units, net of underwriters’ discount and offering expenses (including 16,235,039 shares subject to possible conversion)	54,116,800	54,117	401,696,387	—	401,750,504
Sale of private placement warrants			7,000,000		7,000,000
Net proceeds subject to possible redemption of 16,235,039 shares	—	—	(128,419,158)	—	(128,419,158)
Redemption of founding stockholders’ shares	(845,000)	(845)	(3,380)	—	(4,225)
Net loss	—	—	—	(20,931)	(20,931)

Balance at November 16, 2007	67,646,800	$67,647	$280,331,349	$(20,931)	$280,378,065

See accompanying notes.

HECKMANN CORPORATION

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

May 29, 2007 (inception) to November 16, 2007
Operating activities
Net loss	$(20,931)

Net cash used in operating activities	(20,931)

Investing activities
Cash contributed to trust account	(428,071,040)

Net cash used in investing activities	(428,071,040)

Financing activities
Proceeds from note payable to stockholder	258,300
Repayment of note to stockholder	(258,300)
Proceeds from public offering, net	421,912,318
Proceeds from issuance of warrants	7,000,000
Proceeds from issuance of units to initial stockholders	71,875

Net cash provided by financing activities	428,984,193

Net increase in cash and cash equivalents	892,222
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$892,222

Non-cash financing activities
Accounts payable	679,766
Deferred underwriting fees	19,482,048
Redemption of founding stockholders’ shares	4,225
Cash paid for interest	4,152

See accompanying notes.

HECKMANN CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

November 16, 2007

1. Organization and Business Operations

Heckmann Corporation (the “Company”) is a newly formed blank check company organized for the purpose of acquiring or acquiring control of one or more operating businesses through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination. The Company was incorporated in Delaware on May 29, 2007 and with a fiscal year end of December 31. The Company has neither engaged in any operations nor generated any revenue. The Company is considered in the development stage and is subject to the risks associated with development stage companies. At November 16, 2007, the Company had not commenced any operations. All activity through November 16, 2007 relates to the Company’s formation and initial public offering (the “Offering”) described below and in Note 4.

The registration statement for the Offering was declared effective by the Securities and Exchange Commission on November 9, 2007. The Company consummated the Offering on November 16, 2007 and received net proceeds of 401,750,504, including net proceeds of 30,628,992 resulting from the underwriters’ partial exercise of their over-allotment option. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating company or companies that at the time of such business combination has a fair market value of at least 80% of the Company’s net assets (excluding deferred underwriting discounts and commissions) (a “Business Combination”). There is no assurance that the Company will be able to successfully consummate a Business Combination.

Upon the closing of the Offering, $428,071,040 was placed in a trust account (the “Trust Account”) to be held until the earlier of (i) the consummation of the Company’s initial Business Combination or (ii) the liquidation of the Company. The amount placed in the trust account consists of the proceeds of the Offering and the private placement of Warrants as described below as well as $19,482,048 of deferred underwriting discounts and commissions that will be released to the underwriters on completion of a Business Combination. The remaining proceeds outside of the trust account as well as interest income of up to $4.5 million earned on the Trust Account that may be released to the Company (as described below) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s founders purchased 7,000,000 warrants at a price of $1.00 per warrant in a private placement that occurred immediately prior to the consummation of the Offering. The proceeds were deposited into the Trust Account and will be part of the funds distributed to the Company’s public stockholders in the event the Company is unable to complete a business combination within 24 months after the consummation of the Offering.

The Company will seek stockholder approval before it will effect any Business Combination, even if the Business Combination would not ordinarily require stockholder approval under applicable state law. In connection with the stockholder vote required to approve any Business Combination, the Company’s founding stockholders (the “Initial Stockholders”), have agreed to vote the shares of common stock owned by them immediately before the Offering in accordance with the majority of the shares of common stock voted by the Public Stockholders. “Public Stockholders” means the holders of common stock issued as part of the Units in the Offering. The Company will proceed with a Business Combination only if (1) an amendment to the Company’s certificate of incorporation to permit its perpetual existence is approved by a majority of the shares of common stock voted by the Public Stockholders, (2) a majority of the shares of common stock voted by the Public Stockholders are voted in favor of the Business Combination and (3) Public Stockholders owning less than 30% of the shares sold in this offering exercise their conversion rights as described below. The Initial Stockholders have agreed that if they acquire shares of common stock following the Offering, they will vote all such acquired shares in favor of any Business Combination submitted for stockholder approval.

If a Business Combination is approved and completed, Public Stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the total amount then on deposit in the Trust Account, before payment of deferred underwriting discounts and commissions and including any interest earned on their pro rata portion of the Trust Account, net of income taxes payable thereon. Public Stockholders who exercise their conversion rights will continue to have the right to exercise any Warrants they may hold. Voting against a Business Combination alone will not result in conversion of a stockholder’s shares into a pro rata portion of the Trust Account, which only occurs when the stockholder exercises its conversion rights and tender its shares.

In the event that the Company does not consummate a Business Combination within 24 months after the consummation of the Offering, the Company will liquidate and the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the Company’s founders to the extent of their initial stock holdings.

HECKMANN CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (continued)

November 16, 2007

2. Accounting Policies

[a] Cash and Cash Equivalents:

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

[b] Earnings per common share:

Earnings per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period.

[c] Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[d] Income Taxes:

Deferred income taxes, if applicable, are provided for the difference between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. Management did not record the impact of deferred income taxes as they were deemed immaterial.

3. Recently Issued Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, which is effective for fiscal years beginning after November 15, 2007. SFAS No. 159 also amends certain provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The Company does not expect the adoption of SFAS No. 159 in fiscal year 2008 to have a material impact on its results of operations or financial position.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which is effective for fiscal years beginning after November 15, 2007. SFAS No. 157 provides a definition of fair value, establishes acceptable methods of measuring fair value and expands disclosures for fair value measurements. The principles apply under accounting pronouncements which require measurement of fair value and do not require any new fair value measurements in accounting pronouncements where fair value is the relevant measurement attribute. The Company does not expect the adoption of SFAS No. 157 in fiscal year 2008 to have a material impact on its results of operations or financial position.

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes. FIN No. 48, which is effective for fiscal years beginning after December 15, 2006, addresses the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. In addition, FIN No. 48 expands the disclosure requirements concerning unrecognized tax benefits as well as any significant changes that may occur in the next twelve months associated with such unrecognized tax benefits. The Company adopted FIN No. 48 upon formation.

HECKMANN CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (continued)

November 16, 2007

4. Equity

On October 3, 2007, the Company’s stockholders approved an amendment to the Company’s certificate of incorporation which authorizes the Company to issue up to 250,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share, and the Company’s stockholders approved a reverse stock split of the Company’s common stock at a ratio of one share for every 1.25 shares previously held. All common stock share and per share data included in these financial statements reflect the amendment to the certificate of incorporation and the reverse stock split.

The Company issued an aggregate of 14,375,000 units to its founders for an aggregate of $71,875 in cash, at a purchase price of $0.005 per unit. Each unit consists of one share of common stock, and one warrant to purchase common stock at $6.00 per share. Of this total, 13,975,000 founders’ units were issued to Heckmann Acquisition, LLC, an entity that is owned by the Company’s Chairman and Chief Executive Officer, Mr. Richard J. Heckmann (“Heckmann”), and 400,000 founders’ units were issued to three other members of the Board of Directors. Upon the consummation of the Offering and the partial exercise of the over-allotment option by the underwriters, 845,000 units were redeemed for $4,225.

On November 16, 2007, the Company sold to the public 54,116,800 units (“Units”) at a price of $8.00 per unit in the Offering, including 4,116,800 Units pursuant to the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing upon the later of the completion of a Business Combination with a Target Business or November 9, 2008 and expiring November 9, 2011, unless earlier redeemed. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

In accordance with the warrant agreement related to the Warrants (the “Warrant Agreement”), the Company is required to use its best efforts to effect the registration of the shares of common stock underlying the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

5. Related Party

Heckmann loaned $258,300 to the Company to fund a portion of the expenses owed to third parties. The loan accrued interest at a rate of 3.60% per year and became payable upon the consummation of the Offering. The note was fully repaid on November 16, 2007.

Heckmann will be paid a monthly fee of $10,000, beginning upon consummation of the offering, for certain administrative services, including office space, utilities and secretarial support. This arrangement is solely for the Company’s benefit and is not intended to provide its officers with compensation in lieu of a salary.

The Company’s officers and directors will be reimbursed, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on the Company’s behalf such as identifying and investigating possible target acquisitions and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the board or a court of competent jurisdiction if such reimbursement is challenged. Other than the $10,000 administrative fee payable to Heckmann and reimbursable out-of-pocket expenses payable to the officers and directors, no compensation or fees will be paid to any of the Company’s founders.